Acquisitions	12 Months Ended
Dec. 31, 2018
Business Combinations1 [Abstract]
Acquisitions
ACQUISITIONS:

We may, at any time, be engaged in ongoing discussions with respect to possible acquisitions that could expand our revenue base and/or service offerings, increase our penetration in various industries, establish strategic relationships with new or existing customers, enhance our competitiveness and/or enhance our global supply chain network. We incur consulting, transaction and integration costs (Acquisition Costs) relating to potential and completed acquisitions. During 2018, we recorded Acquisition Costs of $11.0 (2017 — $4.5; 2016 — $1.4) in other charges in our consolidated statement of operations.

In November 2016, we acquired the business assets of Lorenz, Inc. and Suntek Manufacturing Technologies, SA de CV, collectively known as Karel Manufacturing (Karel), for a cash purchase price of $14.9, with operations in Mexico. Karel is a manufacturing services company that specializes in complex wire harness assembly, systems integration, sheet metal fabrication, welding and machining, serving primarily aerospace and defense customers. As part of the acquisition, we acquired $11.5 in assets, primarily for current assets, net of cash acquired, and $3.7 of goodwill, representing the specialized knowledge of the acquired workforce and expected synergies. The goodwill arising from this acquisition is attributable to our ATS segment, and approximately two-thirds of such goodwill was tax deductible.

In April 2018, we completed the acquisition of U.S.-based Atrenne Integrated Solutions, Inc. (Atrenne), a designer and manufacturer of ruggedized electromechanical solutions, primarily for military and commercial aerospace applications, with operations in Minnesota and Massachusetts. The purchase price for Atrenne was $141.7, net of cash acquired, including a net working capital adjustment of $3.8 (which is subject to finalization). The purchase was funded with borrowings under the revolving portion of our then-available credit facility. We recorded $64.0 of goodwill as part of the acquisition, attributable primarily to the specific knowledge and capabilities of the acquired workforce and expected synergies from the combination of our operations.
Details of our preliminary purchase price allocation in the year of acquisition are as follows:

Atrenne
Current assets, net of $1.1 of cash acquired	$31.5
Property, plant and equipment	7.8
Customer intangible assets and computer software assets	51.0
Goodwill	64.0
Current liabilities	(8.5)
Deferred income taxes and other-long-term liabilities	(4.1)
$141.7

Acquired assets and liabilities are recorded on our consolidated balance sheet at their fair values as of the date of acquisition. In connection with our purchase of Atrenne, we recorded a $1.6 fair value adjustment to write up the value of the acquired inventory as of the acquisition date, representing the difference between the inventory's cost and its fair value. During the second quarter of 2018, we recognized the full $1.6 fair value adjustment through cost of sales, as all such acquired inventory was sold during that quarter.
The purchase price for Atrenne includes a customary post-closing net working capital adjustment. We expect to finalize our purchase price allocation by the end of the first quarter of 2019, once such net working capital adjustment has been finalized.

Annual amortization of intangible assets increased by approximately $6 as a result of the Atrenne acquisition. The goodwill arising from this acquisition is attributable to our ATS segment and is not tax deductible.

In November 2018, we completed the acquisition of U.S.-based Impakt Holdings, LLC (Impakt), a highly-specialized, vertically integrated company providing manufacturing solutions for leading OEMs in the display and semiconductor industries, as well as other markets requiring complex fabrication services, with operations in California and South Korea. The purchase price for Impakt was $325.4, net of cash acquired. The purchase price is subject to a net working capital adjustment, which has not yet been finalized. The purchase was funded with borrowings under our revolving credit facility, $245.0 of which was repaid with proceeds of a new incremental term loan under our credit facility (see note 12). We recorded $111.2 of goodwill as part of the acquisition, attributable primarily to the specific knowledge and capabilities of the acquired workforce and expected synergies from the combination of our operations.

Details of our preliminary purchase price allocation in the year of acquisition are as follows:

Impakt
Current assets, net of $5.9 of cash acquired	$46.7
Property, plant and equipment and other long-term assets	20.9
Customer intangible assets and computer software assets	223.0
Goodwill	111.2
Current liabilities	(23.8)
Deferred income taxes	(52.6)
$325.4

The determination of the fair value of certain assets in the table above, including customer intangible assets and working capital assets, has not been finalized. We expect to complete the valuation of these assets and to finalize the purchase price allocation for Impakt in the first half of 2019.
We expect annual amortization of intangible assets to increase by approximately $15 as a result of the Impakt acquisition. The goodwill arising from this acquisition is attributable to our ATS segment and is not tax deductible.
Pro forma disclosure: Consolidated revenue and net earnings for fiscal year 2018 would not have been materially different had either (or both of) the Atrenne and Impakt acquisitions occurred at the beginning of 2018.

We engaged third-party consultants to provide valuations of certain inventory, property, plant and equipment and intangible assets in connection with our purchases of Atrenne and Impakt. The fair value of the acquired tangible assets was measured based on their value in-use, by applying the market (sales comparison, brokers' quotes), cost or replacement cost, or the income (discounted cash flow) approach, as deemed appropriate. The valuation of the intangible assets by the third-party consultants was primarily based on the income approach using a discounted cash flow model and forecasts based on management's subjective estimates and assumptions. Various Level 2 and 3 data inputs of the fair value measurement hierarchy (see note 21 for definitions) were used in the valuation of the above-mentioned assets.